UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section  13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2008

FINANCIALCONTENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-28377	94-3310536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Lincoln Centre Drive, Suite 410, Foster City, California 94404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 286-9702

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.      ELECTION OF DIRECTOR

Election of Director

On May 27, 2008, by written consent of the Company’s shareholders, the holder of a majority of our voting shares appointed Kenneth Wlosek to serve on our board of directors until the next annual meeting of the stockholders and upon election and qualification of his successor pursuant to our bylaws and section 228 of General Corporation Law of the State of Delaware. Kenneth Wlosek will join Wilfred Shaw and Wing Yu on our board of directors. Kenneth Wlosek has agreed to serve on our board of directors without remuneration.

Kenneth Wlosek has served as an advisor to the Company from January 2005 to January 2008. He currently serves as a senior vice president at Ridgewood Energy.

Kenneth Wlosek will effectively join the board following our satisfaction of the provisions of Regulation 14C of the Securities Exchange Act of 1934.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

None

(b)	Pro forma financial information.

None

(c)	Shell company transactions.

None

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FinancialContent, Inc.

Date: June 3, 2008	By:	/s/
Wing Yu
CEO

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EXHIBIT INDEX

Exhibit Number